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Schroder International Fund
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Two Portland Square, Portland, Maine 04101

General Information    (207) 879-6200
Account Information    (800) 344-8332
Fund Literature        (800) 290-9826
Fax                    (207) 879-6050

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation through investment in securities markets outside the United States. Securities are selected on the basis of potential for capital appreciation without regard for current income. The Fund currently seeks to achieve its investment objective by investing all of its investable assets in International Equity Fund (the 'Portfolio'), a registered open-end investment company with substantially the same investment objective and policies of the Fund. The enclosed annual report includes the financial statements of both the Fund and the Portfolio.

INVESTMENT ADVISER

Schroder Capital Management International Inc. is a wholly owned indirect subsidiary of Schroders plc, the London Stock Exchange listed holding company parent of an investment banking and investment management group of companies (the 'Schroder Group') that dates its origins to 1804. The investment managment operations of the Schroder Group are located in 20 countries worldwide. The Schroder Group has been managing international investment portfolios since the early years of this century. At the end of the last calendar quarter, September 30, 1997, the Schroder Group had over $175 billion in assets under management. At that date, the Investment Adviser, together with its U.K. affiliate, Schroder Capital Management International Ltd., had over $28 billion under management.

                                                               December 19, 1997

Dear Shareholder:

     The fiscal year ended October 31, 1997 was a challenging one for international investors. For the twelve months ended October 31, 1997, the Schroder International Fund outperformed the Morgan Stanley Capital International ('MSCI') EAFE(Registered) benchmark by 3.57%. The Fund returned 8.33% over this period, while the index returned only 4.76%. For the six months ended October 31, 1997, the Fund returned 1.83% compared to the benchmark, which returned 3.05% for the same period.

     Management's stock selection contributed to two-thirds of the Fund's outperformance, while top-down decisions were responsible for one-third of the value added. Stock picking was particularly effective in Japan, Sweden, France, Brazil, Australia and the Philippines. Strong stock selection performance across a variety of regions reflects the broad-based local research resources of the

Schroder Group. In Japan alone, the Fund exceeded the local benchmark by 17.8%, reflecting management's emphasis on high-quality growth stocks and the absence of bank holdings.

     Management's best country decisions were to overweight, versus the MSCI EAFE index, the Netherlands (+32% in the fiscal year), Switzerland (+31%), and Brazil (+19%) and to underweight Japanese equities (-18%). As the dollar rose during most of the year, management's active hedging of Japanese and European currencies also added significant value to performance.

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Schroder International Fund
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     Fund management anticipates volatile market conditions to persist over the next six months. Under those conditions, management intends to focus on high growth companies and will continue to play a pro-active role in country allocations. Laggard markets, like Singapore and Italy, are expected to perform well, and Continental Europe appears to be in a good economic cycle with room for growth.

     Thank you for your continuing support and interest in the Schroder International Fund.

                                         Sincerely,
                                         Mark J. Smith
                                         President

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Schroder International Fund
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MANAGEMENT DISCUSSION AND ANALYSIS (As of October 31, 1997)

Q: What is the Fund's overall investment strategy?

A : Equity markets have become more turbulent in recent months. In this new market environment, Fund management believes that the current stock selection strategy should continue to perform well. Through Schroder's global network of offices, we seek to identify high-quality growth stocks and look to buy them at a reasonable price. This approach means that the portfolio should perform well in a discriminating environment. Country allocation is also becoming more selective, focusing on overlooked or underfollowed markets that appear to offer improved earnings with modest valuations.


Q: Earlier in the year, management reduced the Fund's exposure in selected Asian markets. Will the Fund continue to reduce its exposure in these markets or are there favorable long-term growth prospects in Asia?

A : Since March 1997, when the Fund reduced its exposure in Malaysia, management has continuously cut back on its Asian positions. Management believes that the currency, interest rate, and equity turmoil in Asia negatively impacts the underlying fundamentals for the region over the next twelve months. From a macroeconomic perspective, the combination of higher interest rates and falling equity prices means that economic growth will be scaled back sharply in the region over the next year. From an equity perspective, corporate earnings estimates will be trimmed for most companies, more of which unfortunately are interest-rate sensitive.

In the long-term, management believes these economies and markets will recover through strong exports. The prospects for a recovery could be sooner if central banks in the region lower interest rates and stop defending exchange rate targets.

Q: What is the Fund's outlook on Japan?

A : During the fiscal year, management has been reducing its position in Japanese equities and concentrating positions in high-quality, export-oriented companies, which are performing well on the back of a more competitive currency. We have no holdings in the Japanese banking sector, which has been performing particularly poorly due to the overhang of bad debt. While the Japanese market's valuation is improving, a recovery in the stock market can only be sparked by an expectation of a substantial upturn in the Japanese economy. That upturn requires a U-turn in government policy away from fiscal consolidation and towards fiscal expansion, or a substantially weaker yen. We are partially protecting the portfolio against the possibility of a weakening yen.

Q: Is the Fund concentrated in any particular region?

A : The Fund is most heavily concentrated in Continental European equities, which comprise over 40% of total exposure. Continental Europe is in a favorable part of the economic cycle for equities, as economies are expanding and corporate earnings estimates are being revised upward. In addition, many European companies are copying the successful corporate model of the United States, focusing on maximizing shareholder value.

In Asia, management is obviously more selective, and, at the end of the fiscal year, the Fund's only overweighting was Singapore. We believe Singapore will benefit directly from the gathering export boom in Southeast Asia, as Singapore is the service and transportation hub of the region.

In the emerging markets, the Fund's largest position is Chile (0.8%). Chile currently appears to be the least vulnerable market to foreign capital outflows, which means it is functioning as a safe haven in time of global equity market volatility.

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Schroder International Fund
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Q: What is the Fund's position in the emerging markets? Will we see continued
economic growth in Latin American markets?

A : Management scaled back exposure in emerging markets over the summer and fall and is now concerned that the Asian problems could spread to Latin America. Brazil appears particularly vulnerable to an attack on its currency, as its trade deficit worsens.

Latin America has enjoyed a strong cyclical upswing in the past couple of years. The region has ridden on the coattails of a vigorous U.S. economy, and we believe U.S. growth should remain firm in the year ahead. Latin America is quite dependent, however, on foreign capital inflows. Deterioration in foreign investors' confidence in the region's currencies could slow growth there, just as it has done in Asia.

The views expressed in this report were those of the Fund's portfolio managers as of October 31, 1997, and may not reflect the views of the portfolio managers on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs.

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     INVESTMENT ADVISER'S REPORT - COMPARISON OF CHANGE IN VALUE OF $10,000
                                   INVESTMENT

The following information compares a change in value of a $10,000 investment in the Fund with the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the 'MSCI EAFE'). The MSCI EAFE is a market weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East, and reflects the reinvestment of dividends. The index excludes the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. The Schroder International Fund's average annual total return as of the calendar quarter ended September 30, 1997 for the 1, 5 and 10 year periods was 13.67%, 14.34%, and 7.94% respectively. Past performance cannot predict nor guarantee future results.

                      [INSERT GRAPH OF $10,000 INVESTMENT]

Caption:  Average annual Total Return on 10/31/97

                                  1 Year      5 Years     10 Years
                                  ------      -------     --------
Schroder International Fund        8.33%       13.36%      9.83%
MSCI EAFE Index                    4.76%       11.93%      6.88%

                            [PLOT POINTS TO COME]

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Schroder International Fund
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          PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 1997 (UNAUDITED)

                    COUNTRY WEIGHTINGS

COUNTRY                  % OF NET ASSETS    MSCI EAFE INDEX
-----------------------------------------------------------
Japan                          18.6%             28.7%
United Kingdom                 14.7%             21.1%
Netherlands                     9.5%              5.6%
Switzerland                     9.4%              7.3%
France                          7.7%              7.1%
Germany                         5.3%              9.2%
Italy                           2.9%              3.7%
Australia                       2.4%              2.6%
Sweden                          2.3%              2.6%
Singapore                       1.9%              0.9%
Portugal                        1.5%              0.0%
Hong Kong                       1.4%              2.8%
Spain                           0.9%              2.5%
Chile                           0.8%              0.0%
Denmark                         0.6%              1.0%
Malaysia                        0.4%              1.1%
Mexico                          0.4%              0.0%
Argentina                       0.4%              0.0%
Korea, Republic of              0.3%              0.0%
Indonesia                       0.3%              0.0%
Finland                         0.3%              0.8%
Austria                         0.3%              0.4%
Belgium                         0.2%              1.2%
Philippines                     0.1%              0.0%
Cash and Other Net
  Assets                       17.4%              0.0%

                         ---------------
Total                         100.0%
                         ---------------
                         ---------------


                  INVESTMENT BY INDUSTRY
INDUSTRY                                   % OF NET ASSETS
----------------------------------------------------------
Services                                        19.43%
Capital Equipment                               18.81%
Finance                                         14.61%
Materials                                        6.84%
Energy                                           6.62%
Consumer Non-Durables                            6.20%
Consumer Durables                                5.74%
Multi-Industry                                   4.27%
Cash and Other Net Assets                       17.48%
                                           ---------------
Total                                           100.0%
                                           ---------------
                                           ---------------

                                TOP TEN HOLDINGS

SECURITY                                   % OF NET ASSETS
----------------------------------------------------------
Novartis (Swtz)                                  4.20%
Internationale Nederlanden Group NV
(Net)                                            3.64%
Philips Electronics NV (Net)                     2.67%
Telecom Italia SpA (Ita)                         1.94%
Elf Aquitaine (Fr)                               1.67%
Asea Brown Boveri Ltd. (Swtz)                    1.48%
Atlas Copco AB (Sw)                              1.36%
Heineken NV (Net)                                1.31%
Fuji Photo Film Co. (Jpn)                        1.27%
Roche Holding AG (Swtz)                          1.21%
                                           ---------------
Total                                           20.75%
                                           ---------------
                                           ---------------

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Schroder International Fund
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STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997


ASSETS:
         Investments (Notes 1 and 2):
            Investment in International Equity Fund (the 'Portfolio')        $190,992,943
         Receivable for Fund shares sold                                          410,865
                                                                             ------------

                              Total Assets                                    191,403,808
                                                                             ------------
LIABILITIES:
         Payable for Fund shares redeemed                                         118,434
         Payable to administrator (Note 3)                                         15,948
         Payable to subadministrator (Note 3)                                       8,468
         Accrued expenses and other liabilities                                    41,825
                                                                             ------------

                              Total Liabilities                                   184,675
                                                                             ------------

                              Net Assets                                     $191,219,133
                                                                             ------------
                                                                             ------------
COMPONENTS OF NET ASSETS:
         Paid-in capital                                                     $145,379,246
         Undistributed net investment income (loss)                             2,915,643
         Accumulated net realized gain (loss)                                  15,515,065
         Net unrealized appreciation (depreciation) on investments             27,409,179
                                                                             ------------

                              Net Assets                                     $191,219,133
                                                                             ------------
                                                                             ------------
SHARES OF BENEFICIAL INTEREST                                                  10,410,792
NET ASSET VALUE OFFERING AND REDEMPTION PRICE PER SHARE
  (NET ASSETS DIVIDED BY SHARES OF BENEFICIAL INTEREST)                      $      18.37

    The accompanying notes are an integral part of the financial statements.
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                                       7


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Schroder International Fund
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STATEMENTS OF OPERATIONS


                                                                                          For the Year
                                                                                         Ended October
                                                                                            31, 1997
                                                                                        ----------------
NET INVESTMENT INCOME ALLOCATED FROM THE PORTFOLIO:
       Dividend income (net of foreign withholding taxes of $421,654)                     $  2,858,125
       Interest income                                                                         421,646
       Net expenses                                                                         (1,486,649)
                                                                                        ----------------
                              Net Investment Income Allocated from the Portfolio             1,793,122
                                                                                        ----------------
EXPENSES:
       Administration (Note 3)                                                                 304,065
       Subadministration (Note 3)                                                               91,859
       Transfer agency (Note 3)                                                                 38,896
       Accounting (Note 3)                                                                      12,000
       Legal                                                                                    17,604
       Audit                                                                                    10,802
       Registration                                                                             29,225
       Reporting                                                                                38,152
       Trustees                                                                                  5,068
       Miscellaneous                                                                            24,573
                                                                                        ----------------
                              Total Expenses                                                   572,244
       Fees waived (Note 4)                                                                    (97,253)
                                                                                        ----------------
                              Net Expenses                                                     474,991
                                                                                        ----------------
NET INVESTMENT INCOME (LOSS)                                                                 1,318,131
                                                                                        ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
    FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY
    TRANSACTIONS ALLOCATED FROM THE PORTFOLIO:
       Net realized gain (loss) on investments sold                                         15,542,896
       Net realized gain (loss) on forward foreign currency contracts and foreign
        currency transactions                                                                1,772,188
                                                                                        ----------------
                              Net realized gain (loss) on investments, forward
                                 foreign currency contracts and foreign currency
                                 transactions                                               17,315,084
                                                                                        ----------------
       Net change in unrealized appreciation (depreciation) on investments                  (3,707,649)
       Net change in unrealized appreciation (depreciation) on forward foreign
        currency contracts and foreign currency transactions                                   126,570
                                                                                        ----------------
                              Net change in unrealized appreciation (depreciation) on
                                 investments, forward foreign currency contracts and
                                 foreign currency transactions                              (3,581,079)
                                                                                        ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS ALLOCATED FROM THE PORTFOLIO                                                 13,734,005
                                                                                        ----------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           $ 15,052,136
                                                                                        ----------------
                                                                                        ----------------

    The accompanying notes are an integral part of the financial statements.

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Schroder International Fund
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STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  For the Year Ended October 31,
                                                                                ----------------------------------
                                                                                     1997               1996
                                                                                --------------    ----------------
NET ASSETS, BEGINNING OF PERIOD                                                  $ 202,735,202     $   212,329,579
                                                                                --------------    ----------------
OPERATIONS:
         Net investment income (loss)                                                1,318,131           1,876,713
         Net realized gain (loss) on investments sold                               17,315,084          29,130,476
         Net change in unrealized appreciation (depreciation) on investments        (3,581,079)        (10,183,473)
                                                                                --------------    ----------------
         Net increase (decrease) in net assets resulting from operations            15,052,136          20,823,716
                                                                                --------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
         Net investment income                                                      (4,570,768)         (5,164,431)
         Net realized gain on investments                                          (26,130,027)        (23,782,759)
                                                                                --------------    ----------------
         Total distributions to shareholders                                       (30,700,795)        (28,947,190)
                                                                                --------------    ----------------
CAPITAL SHARE TRANSACTIONS:
         Sale of shares                                                             67,836,994          48,286,814
         Reinvestment of distributions                                              17,731,934          13,346,133
         Redemption of shares                                                      (81,436,338)        (63,103,850)
                                                                                --------------    ----------------
         Net increase (decrease) from capital share transactions                     4,132,590          (1,470,903)
                                                                                --------------    ----------------
         Net increase (decrease) in net assets                                     (11,516,069)         (9,594,377)
                                                                                --------------    ----------------
NET ASSETS, END OF PERIOD (INCLUDING LINE A)                                     $ 191,219,133     $   202,735,202
                                                                                --------------    ----------------
                                                                                --------------    ----------------
(A) Accumulated undistributed net investment income (loss)                       $   2,915,643     $     4,398,568
                                                                                --------------    ----------------

                                                                                --------------    ----------------
SHARE TRANSACTIONS
         Sale of shares                                                              3,607,984           2,432,723
         Reinvestment of distributions in shares                                     1,033,932             702,811
         Redemption of shares                                                       (4,365,136)         (3,155,010)
                                                                                --------------    ----------------
         Net increase (decrease) in shares                                             276,780             (19,476)
                                                                                --------------    ----------------
                                                                                --------------    ----------------

    The accompanying notes are an integral part of the financial statements.

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Schroder International Fund
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FINANCIAL HIGHLIGHTS

     Selected per share data and ratios for a share outstanding throughout each period:

                                                              For the Year Ended October 31,
                                                 --------------------------------------------------------
                                                   1997      1996(a)       1995        1994        1993
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $  20.01    $  20.91    $  23.17    $  20.38    $  15.15
                                                 --------    --------    --------    --------    --------
Investment Operations
  Net Investment Income (Loss)                       0.14(b)     0.15(b)     0.46        0.18        0.08
  Net Realized and Unrealized Gain (Loss) on
     Investments                                     1.31        1.74       (0.18)       2.69        5.27
                                                 --------    --------    --------    --------    --------
Total from Investment Operations                     1.45        1.89        0.28        2.87        5.35
                                                 --------    --------    --------    --------    --------
Distributions From
  Net Investment Income                             (0.46)      (0.47)         --       (0.08)      (0.12)
  Net Realized Gain on Investments                  (2.63)      (2.32)      (2.54)         --          --
                                                 --------    --------    --------    --------    --------
Total Distributions                                 (3.09)      (2.79)      (2.54)      (0.08)      (0.12)
                                                 --------    --------    --------    --------    --------
Net Asset Value, End of Period                   $  18.37    $  20.01    $  20.91    $  23.17    $  20.38
                                                 --------    --------    --------    --------    --------
                                                 --------    --------    --------    --------    --------
Total Return (c)                                    8.33%      10.05%       2.08%      14.10%      35.54%


Ratio/Supplementary Data
Net Assets at End of Period (in thousands)       $191,219    $202,735    $212,330    $500,504    $320,550
Ratios to Average Net Assets:
  Expenses including waiver of fees                 0.99%(b)    0.99%(b)    0.91%       0.90%       0.91%
  Expenses excluding waiver of fees                 1.06%(b)    1.04%(b)   N/A         N/A         N/A
  Net investment income (loss) including
     waiver of fees                                 0.67%(b)    0.86%(b)    0.99%       0.94%       0.87%
Average Commission Rate Per Share (d)            $ 0.0280    $ 0.0256      N/A         N/A         N/A
Portfolio Turnover Rate (e)                        36.22%      56.20%      61.26%      25.17%      56.05%

------------------

(a) On November 1, 1995 the Fund converted to Core and Gateway(Registered). On May 16, 1996, the Fund began offering two classes of shares, Investor Shares and Advisor Shares, and then all outstanding shares of the Fund were designated as Investor Shares.

(b) Includes the Fund's proportionate share of income and expenses of the Portfolio.

(c) Total returns would have been lower had certain expenses not been reduced during the period shown (See Note 4).

(d) For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose average commission per share paid by the Portfolio to brokers on the purchase and sale of equity securities on which commissions are charged.

(e) Portfolio turnover represents the rate of portfolio activity. The rate after October 31, 1995 represents the portfolio turnover rate of the Portfolio.

    The accompanying notes are an integral part of the financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

         Schroder Capital Funds (Delaware) (the 'Trust') was organized as a Maryland corporation on July 30, 1969; reorganized as a series company on February 29, 1988, as Schroder Capital Funds, Inc.; and reorganized on January 9, 1996, as a Delaware business trust. The Trust, which is registered as an open-end, management investment company under the Investment Company Act of 1940 (the 'Act'), currently has eight investment portfolios. Included in this report is the Schroder International Fund (the 'Fund'), a diversified portfolio that commenced operations on December 19, 1985. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's Investor Shares and Advisor Shares of beneficial interest without par value. As of October 31, 1997, only Investor Shares had been issued.

   MASTER-FEEDER ARRANGEMENT

         Effective November 1, 1995, the Fund seeks to achieve its investment objective by investing all of its investable assets in a separate diversified portfolio, International Equity Fund (the 'Portfolio'), of Schroder Capital Funds ('Schroder Core') that has the same investment objective and substantially similar investment policies as the Fund. This is commonly referred to as a master-feeder arrangement. Schroder Core also is registered as an open-end, management investment company. The Fund may withdraw its investment from the Portfolio at any time if the Trust's Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so. The Fund accounts for its investment in the Portfolio as a partnership investment and records daily its share of the Portfolio's income, expenses and realized and unrealized gain and loss. The Portfolio's financial statements are included on pages 15 to 26 in this report and should be read in conjunction with the Fund's financial statements. The Fund owns approximately 90.23% of the interests in the Portfolio and may be deemed under certain circumstances, for purposes of the Act, to control the Portfolio.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

         These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

         The following represent significant accounting policies of the Fund:

   SECURITY VALUATION

         The Trust determines the net asset value per share of the Fund as of the close of trading on the New York Stock Exchange on each Fund business day. Valuation of securities held in the Portfolio are discussed in the Notes to the Financial Statements of the Portfolio.

   INVESTMENT INCOME AND EXPENSES

         The Trust records daily its pro rata share of the Portfolio's income, expenses and realized and unrealized gain and loss. In addition, the Fund accrues its own expenses.

   DISTRIBUTIONS TO SHAREHOLDERS

         Dividends and capital gain distributions, if any, are distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

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                                       11

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Schroder International Fund
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NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

   FEDERAL TAXES

         The Fund intends to qualify and continue to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

   EXPENSE ALLOCATION

         The Trust accounts separately for the assets and liabilities and operation of each Fund. Expenses that are directly attributable to more than one Fund are allocated among the respective Funds.

NOTE 3. INVESTMENT ADVISORY AND OTHER SERVICES

   INVESTMENT ADVISER

         The Fund currently invests all of its assets in the Portfolio, which retains Schroder Capital Management International Inc. ('SCMI') to act as investment adviser pursuant to an Investment Advisory Agreement. See Notes to the Financial Statements of the Portfolio.

   ADMINISTRATOR AND SUBADMINISTRATOR

         Effective November 26, 1996 and February 1, 1997, the Trust, on behalf of the Fund, entered into Administration and Subadministration Agreements with Schroder Fund Advisors Inc. ('Schroder Advisors') and Forum Administrative Services, LLC ('Forum'). From November 26, 1996 through January 31, 1997, the Fund had a Subadministration Agreement with Forum Financial Services, Inc.(Registered) ('FFSI') that was identical in all material terms to the February 1, 1997 Agreement with Forum. For its services, Schroder Advisors is entitled to receive compensation at an annual rate, payable monthly, of 0.15% of average daily net assets of the Fund. For its services, Forum is entitled to receive compensation at an annual rate, payable monthly, of 0.05% of average daily net assets of the Fund. Prior to

   November 26, 1996, Schroder Advisors was entitled to compensation at an annual rate of 0.20% and was obligated to pay a fee to FFSI.

   TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

         The transfer agent and dividend disbursing agent for the Fund is Forum Financial Corp.(Registered) ('FFC'). The transfer agent is paid a transfer agent fee in the amount of $12,000 per year, plus certain other fees and expenses.

   OTHER SERVICE PROVIDERS

         FFC is the Fund's fund accountant. For its services to the Fund, FFC is entitled to receive from the Fund a fee of $12,000 per year.

NOTE 4. WAIVER OF FEES

         Schroder Advisors voluntarily has waived a portion of its fees so that the Fund's total expenses, including indirect expenses borne by the Fund as a result of investing in the Portfolio, would not exceed 0.99% of the Fund's average daily net assets on an annual basis. The expense limitation cannot be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not affiliated persons (as defined in the Act) of the Trust. Forum and FFC may waive voluntarily all or a portion of their fees, from time to time. For the years ended October 31, 1997 and 1996, Schroder Advisors waived fees of $97,253 and $61,259, respectively.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
Schroder International Fund
--------------------------------------------------------------------------------

SUPPLEMENTAL INFORMATION (UNAUDITED)

         A meeting of the Shareholders of the Schroder Capital Funds (Delaware) was held on December 9, 1997 at the offices of the Trust, 787 Seventh Avenue, New York, NY.

  PROXY VOTE

         The proxy had one proposal of which the following relate to the fund in this report.

         PROPOSAL 1.  Election of Trustees. (For Shareholders of all Funds)

         Each nominee was elected by shareholders. The vote is listed below.

                                                                 % OF TRUST
                                                    FOR            VOTED
                                                 ----------      ----------

Hon. David N. Dinkins.......................     14,626,220        42.12%
Mr. Peter S. Knight.........................     14,626,220        42.12%
Ms. Sharon L. Haugh.........................     14,626,220        42.12%

         The Trustees have approved a change in the calculation of fees payable to the Trustees of the Trust effective November 1, 1997. Fees will be calculated and payable as follows. Trustees will receive an annual retainer of $11,000 for their services as Trustees of all open end investment companies distributed by Schroder Fund Advisors Inc., and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of the investment companies will receive an additional $1,000 per year. Payment of the annual retainer will be allocated among the various investment companies based on their relative net assets. Payment of meeting fees will be allocated only among those investment companies to which the meeting relates.

  SPECIAL 1997 TAX INFORMATION

         The Fund intends to elect to pass through the credit for taxes paid in foreign countries during its fiscal year ended October 31, 1997. In accordance with current tax laws, the foreign income and foreign tax per share (for a share outstanding October 31, 1997) is as follows:

COUNTRY           DIVIDENDS    FOREIGN TAX     COUNTRY           DIVIDENDS    FOREIGN TAX
---------------   ---------    -----------     --------------    ---------    -----------
Argentina          $0.0023       $0.0000       Malaysia           $0.0038       $0.0011
Australia           0.0080        0.0001       Mexico              0.0006        0.0000
Brazil              0.0034        0.0000       Netherlands         0.0289        0.0043
Canada              0.0034        0.0005       Philippines         0.0017        0.0004
Chile               0.0020        0.0005       Portugal            0.0102        0.0016
France              0.0244        0.0050       Singapore           0.0043        0.0011
Germany             0.0074        0.0008       Spain               0.0103        0.0011
Hong Kong           0.0169        0.0000       Sweden              0.0048        0.0009
Indonesia           0.0033        0.0005       Switzerland         0.0138        0.0026
Italy               0.0011        0.0002       Thailand            0.0017        0.0002
Japan               0.0300        0.0045       United Kingdom      0.0904        0.0139
Korea,
  Republic of       0.0034        0.0006       Total              $0.2761       $0.0399
                                                                 ---------    -----------
                                                                 ---------    -----------

         The pass through of foreign tax credit will affect only those shareholders of the Fund who are holders on the dividend record date in December 1997. Accordingly, shareholders will receive more detailed information along with their form 1099-DIV in January 1998.

  DISTRIBUTIONS

         During the fiscal year ended October 31, 1997, the Fund distributed $25,704,415 in long term capital gain to shareholders.


--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
Schroder International Fund
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Schroder Capital Funds (Delaware) and Shareholders of Schroder International Fund:

     We have audited the accompanying statement of assets and liabilities of the Schroder International Fund (a separately managed portfolio of Schroder Capital Funds (Delaware)), as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Schroder International Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

                                         Coopers & Lybrand L.L.P.

Boston, Massachusetts
December 19, 1997

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 1997

          STOCKS AND WARRANTS - 82.6%
SHARES                                     VALUE US$
-------                                    ------------
          ARGENTINA - 0.4%
          COMMON STOCK
 23,400   YPF Sociedad Anonima ADR
            Energy                         $    748,800
                                           ------------
          AUSTRALIA - 2.4%
          COMMON STOCK
213,000   Australia & New Zealand Banking
            Group Ltd.
            Finance                           1,489,363
 79,000   Brambles Industries Ltd.
            Materials                         1,522,422
116,000   Broken Hill Proprietary Co. Ltd.
            Multi-Industry                    1,152,886
108,000   Woodside Petroleum Ltd.
            Energy                              914,274
                                           ------------
                                              5,078,945
                                           ------------
          AUSTRIA - 0.3%
          PREFERRED STOCK
 11,440   Bank Austria AG
            Finance                             538,286
                                           ------------
          BELGIUM - 0.2%
          COMMON STOCK
 36,000   Xeikon N.V. (a)
            Services                            490,500
                                           ------------
          CHILE - 0.8%
          COMMON STOCK
 61,950   Compania de Telecomunicacion de
            Chile SA ADR
            Services                          1,719,113
                                           ------------
          DENMARK - 0.6%
          COMMON STOCK
 40,300   International Service
            System A/S (a)
            Services                          1,224,213
                                           ------------
          FINLAND - 0.3%
          COMMON STOCK
 33,200   The Rauma Group

            Capital Equipment                   623,227
                                           ------------
          FRANCE - 7.7%
          COMMON STOCK
 12,340   Accor SA
            Services                          2,302,495
  8,790   Canal Plus
            Services                          1,533,210
 14,409   Compagnie Generale des Eaux
            Multi-Industry                    1,684,721
 28,500   Elf Aquitaine
            Energy                            3,535,268
  9,300   Legrand SA
            Capital Equipment                 1,735,268

SHARES                                      VALUE US$
-------                                    ------------
          FRANCE (CONCLUDED)
 39,000   METALEUROP SA (a)
            Materials                      $    410,598
 38,727   Michelin (Cie Gle Des Etabl.)
            Capital Equipment                 1,990,848
 12,120   Primagaz (Cie Des Gaz Petrole)
            Energy                              905,420
 15,914   Societe Generale
            Finance                           2,184,166
          WARRANTS
 14,156   Compagnie Generale de Eaux (a)
            Multi-Industry                        7,501
  1,256   Primagaz (Cie Des Gaz Petrole)
            (a)
            Energy                               13,529
                                           ------------
                                             16,303,024
                                           ------------
          GERMANY - 5.3%
          COMMON STOCK
 13,080   Adidas AG
            Consumer Non-Durables             1,896,038
 53,500   Bayer AG
            Materials                         1,880,519
  3,500   Mannesmann AG
            Capital Equipment                 1,480,363
 49,870   Tarkett AG
            Materials                         1,327,007
 43,235   Veba AG
            Multi-Industry                    2,413,946
     62   Wella AG
            Consumer Non-Durables                39,804
          PREFERRED STOCK
  7,400   SAP AG
            Services                          2,207,704
                                           ------------
                                             11,245,381

                                           ------------
          HONG KONG - 1.4%
          COMMON STOCK
105,100   Cheung Kong Holdings Ltd.
            Finance                             730,852
135,000   Citic Pacific Ltd.
            Multi-Industry                      646,226
147,400   Hutchison Whampoa Ltd.
            Finance                           1,020,235
139,000   New World Development Co. Ltd.
            Finance                             489,139
                                           ------------
                                              2,886,452
                                           ------------
          INDONESIA - 0.3%
          COMMON STOCK
197,520   PT Indofoods Sukses Makmur
            Consumer Non-Durables               197,246
126,000   PT Telekomunikasi Indonesia
            Services                            117,087


--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS  (CONTINUED)
AS OF OCTOBER 31, 1997

SHARES                                      VALUE US$
-------                                    ------------
          INDONESIA (CONCLUDED)
 42,490   PT Unilever Indonesia
            Services                       $    330,019
                                           ------------
                                                644,352
                                           ------------
          ITALY - 2.9%
          COMMON STOCK
 55,410   Gucci Group
            Consumer Non-Durables             2,015,539
652,585   Telecom Italia SpA
            Energy                            4,096,607
                                           ------------
                                              6,112,146
                                           ------------
          JAPAN - 18.6%
          COMMON STOCK
106,000   Amada Metrecs Co. Ltd.

            Capital Equipment                   779,996
 61,000   Arcland Sakamoto
            Services                            532,551
118,000   Bridgestone Corp.
            Materials                         2,550,927
 68,100   Credit Saison Co., Ltd.
            Finance                           1,828,909
 60,000   Dai-Dan Co., Ltd.
            Capital Equipment                   444,001
321,000   Dai-Tokyo Fire & Marine
            Insurance Co.
            Finance                           1,377,201
 85,000   Daiwa House Industry Co., Ltd.
            Capital Equipment                   819,822
 54,000   Daiwa Securities Co., Ltd.
            Finance                             326,864
    300   East Japan Railway Co.
            Services                          1,459,217
 74,000   Fuji Photo Film Co.
            Capital Equipment                 2,682,630
 29,000   Glory Ltd.
            Capital Equipment                   475,015
264,000   Hanshin Electric Railway
            Services                            893,392
243,000   Hitachi Ltd.
            Capital Equipment                 1,868,920
 29,000   Ito-Yokado Co. Ltd.
            Services                          1,441,922
 62,000   Japan Airport Terminal Co.
            Services                            608,299
907,000   Kobe Steel Ltd. (a)
            Materials                         1,093,498
 15,000   Kyocera Corp.
            Capital Equipment                   859,316
 25,000   Mabuchi Motor Co.
            Capital Equipment                 1,392,700
 18,000   Meiko Shokai
            Capital Equipment                   553,754
130,000   Mitsubishi Corp.
            Services                          1,113,329

SHARES                                      VALUE US$
-------                                    ------------
          JAPAN (CONCLUDED)
391,000   Mitsubishi Electric Corp.
            Capital Equipment              $  1,303,659
 30,000   Murata Manufacturing Co., Ltd.
            Capital Equipment                 1,217,262
 26,000   Nagaileben Co., Ltd.
            Consumer Durables                   745,820
159,000   Oji Paper Co., Ltd.
            Materials                           806,436
 82,000   Omron Corp.
            Capital Equipment                 1,390,871

 29,100   SMC Corp.
            Capital Equipment                 2,516,339
 11,000   Secom
            Services                            711,566
 82,000   Showa Shell Sekiyu
            Energy                              574,757
 58,000   Takeda Chemical Inds.
            Consumer Durables                 1,581,775
 10,230   Toho Co.
            Services                          1,343,927
 81,000   Tokio Marine & Fire Insurance
            Co.
            Finance                             808,182
 94,000   Toppan Printing Co., Ltd.
            Services                          1,180,178
  9,000   Tostem Corp.
            Capital Equipment                   124,969
 70,000   Toyota Motor Corp.
            Capital Equipment                 1,949,780
                                           ------------
                                             39,357,784
                                           ------------
          KOREA, REPUBLIC OF - 0.3%
          COMMON STOCK
 10,500   Korea Electric Power Corp.
            Energy                              149,098
  4,250   Pohang Iron & Steel Co., Ltd.
            Materials                           186,800
    318   SK Telecom Co. Ltd.
            Services (b)                        107,307
  4,066   Samsung Electronics Co.
            Capital Equipment                   160,123
 14,957   Shinhan Bank
            Finance                             114,720
                                           ------------
                                                718,048
                                           ------------
          MALAYSIA - 0.4%
          COMMON STOCK
 33,400   RHB Sakura Merchant Bankers
            Berhad (a)
            Finance                              20,937
203,000   Sime Darby Berhad
            Multi-Industry                      290,866
193,000   Tenaga Nasional Berhad
            Energy                              414,806


--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------

International Equity Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS  (CONTINUED)
AS OF OCTOBER 31, 1997

SHARES                                      VALUE US$
-------                                    ------------
          MALAYSIA (CONCLUDED)
 64,000   United Engineers (Malaysia)
            Berhad
            Capital Equipment              $    150,925
                                           ------------
                                                877,534
                                           ------------
          MEXICO - 0.4%
          COMMON STOCK
 88,000   Desc SA de CV
            Multi-Industry                      762,946
                                           ------------
          NETHERLANDS - 9.5%
          COMMON STOCK
123,000   Elsevier NV
            Services                          1,933,065
 17,100   Heineken NV
            Consumer Non-Durables             2,782,594
183,509   Internationale Nederlanden Group
            NV
            Finance                           7,706,490
 17,438   Oce-Van Der Grinten NV
            Capital Equipment                 1,990,270
 72,190   Philips Electronics NV
            Capital Equipment                 5,654,084
          PREFERRED STOCK
  4,800   Internationale Nederlanden Group
            NV
            Finance                              24,115
                                           ------------
                                             20,090,618
                                           ------------
          PHILIPPINES - 0.1%
          COMMON STOCK
  7,431   Manila Electric Co. GDR
            Energy                              131,906
                                           ------------
          PORTUGAL - 1.5%
          COMMON STOCK
 49,720   Portugal Telecom
            Services                          2,041,253
 50,770   Semapa - Sociedade de
            Investimento e Gestao SGPS SA
            Materials                         1,172,903
                                           ------------
                                              3,214,156

                                           ------------
          SINGAPORE - 1.9%
          COMMON STOCK
182,000   City Developments Ltd.
            Finance                             763,636
 99,750   Development Bank of Singapore
            Ltd.
            Finance                             932,184
143,000   Keppel Corp. Ltd.
            Services                            452,727
 85,420   Singapore Press Holdings Ltd.
            Services                          1,178,394
129,000   United Overseas Bank Ltd.
            Finance                             713,478
                                           ------------
                                              4,040,419
                                           ------------

SHARES                                      VALUE US$
-------                                    ------------
          SPAIN - 0.9%
          COMMON STOCK
 23,200   Banco Popular Espanol SA
            Finance                        $  1,370,996
 35,800   Centros Comerciales Pryca SA
            Services                            568,918
                                           ------------
                                              1,939,914
                                           ------------
          SWEDEN - 2.3%
          COMMON STOCK
 96,800   Atlas Copco AB
            Capital Equipment                 2,877,796
 46,790   Telefonaktiebolaget LM Ericsson
            'B' Shares
            Services                          2,063,106
                                           ------------
                                              4,940,902
                                           ------------
          SWITZERLAND - 9.4%
          COMMON STOCK
  2,400   Asea Brown Boveri Ltd.
            Capital Equipment                 3,136,637
  4,370   Adecco SA
            Multi-Industry                    1,392,617
  1,690   Alusuisse-Lonza Holding AG
            Materials                         1,500,558
  5,663   Novartis
            Consumer Durables                 8,893,553
    290   Roche Holding AG
            Consumer Non-Durables             2,555,464
  5,250   The Selectra Group (a)
            Consumer Non-Durables               736,895
  4,080   Zurich

            Versicherungs-Gesellschaft
            Finance                           1,688,800
                                           ------------
                                             19,904,524
                                           ------------
          THAILAND - 0.0%
          COMMON STOCK
 32,368   Land & House Public Co., Ltd.
            Finance                              27,615
                                           ------------
          UNITED KINGDOM - 14.7%
          COMMON STOCK
126,700   Airtours plc
            Services                          2,512,540
110,000   Allied Domecq plc
            Consumer Non-Durables               890,072

214,000   Asda Group plc
            Services                            556,264
 39,200   Barclays plc
            Finance                             981,479
 95,831   Blue Circle Industries plc
            Materials                           563,286
 79,360   British Airways plc
            Services                            775,233
127,800   British Land Co. plc
            Finance                           1,476,675


--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS  (CONCLUDED)
AS OF OCTOBER 31, 1997

SHARES                                      VALUE US$
-------                                    ------------
          UNITED KINGDOM (CONCLUDED)
118,400   Cable & Wireless plc
            Services                       $    940,171
 96,260   Cadbury Schweppes plc
            Consumer Non-Durables               968,573
381,000   David S. Smith Holdings plc
            Services                          1,456,784
 58,000   De La Rue plc
            Services                            411,437
130,000   EMI Group plc
            Consumer Non-Durables             1,050,810

100,773   Enterprise Oil plc
            Energy                            1,125,521
 53,000   Johnson Matthey plc
            Capital Equipment                   520,845
 68,070   Kingfisher plc
            Services                            979,441
303,640   LASMO plc
            Energy                            1,400,319
143,400   Lloyds TSB Group plc
            Finance                           1,791,599
226,400   Lucas Varity plc
            Capital Equipment                   774,537
312,400   MFI Furniture plc
            Services                            623,438
  9,490   National Westminster Bank plc
            Finance                             137,186
284,000   Pilkington Brothers plc
            Materials                           719,169
131,555   Prudential Corp. plc
            Finance                           1,402,033

137,000   Rank Group plc
            Services                            762,771
 58,180   Rio Tinto plc
            Materials                           749,325
100,000   Rolls-Royce plc
            Capital Equipment                   348,520

SHARES                                      VALUE US$
-------                                    ------------
          UNITED KINGDOM (CONCLUDED)
 90,000   Standard Chartered plc
            Finance                        $    975,765
 74,175   Tesco plc
            Services                            593,661
 91,150   Tibbett and Britten Group plc
            Services                            871,298
119,082   United News & Media plc
            Services                          1,497,761
291,390   Vodafone Group plc
            Services                          1,588,156
116,100   Williams Holdings plc
            Multi-Industry                      686,805
 29,500   Zeneca Group plc
            Consumer Durables                   935,016
                                           ------------
                                             31,066,490
                                           ------------
          Total Stocks and Warrants (cost
            $147,466,525)                   174,687,295
          REPURCHASE AGREEMENTS - 17.4%
          Chase Securities, Inc., 5.55%,
            11/3/97 to be repurchased at
            $37,017,113. Collateralized by

            Par $34,825,000 U.S. Treasury
            Notes, 6.88%, 5/15/06.           37,000,000
                                           ------------
          Total Investments - 100.0%
            (cost $184,466,525)             211,687,295
          Other Assets Less
            Liabilities - 0.0%                   (3,438)
                                           ------------
          Total Net Assets - 100.0%        $211,683,857
                                           ------------
                                           ------------

------------------
(a) Non-income producing security.
(b) Valued pursuant to methodology
  approved by the Board of Trustees.
ADR - American Depositary Receipts
GDR - Global Depositary Receipts

--------------------------------------------------------------------------------

                       FORWARD FOREIGN CURRENCY CONTRACTS
                               CONTRACTS TO SELL

CONTRACT DATE     CURRENCY        UNITS        US DOLLARS     UNREALIZED GAIN
--------------    ---------    ------------    -----------    ----------------
                  Japanese
   12/19/97          Yen       740,000,000     $6,329,249         $136,485


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997

ASSETS:
         Investments (Note 2):
            Investments at cost                                              $147,466,525
            Repurchase agreement at cost                                       37,000,000
            Net unrealized appreciation (depreciation)                         27,220,770
                                                                             ------------
                              Total Investments at value                      211,687,295


         Cash                                                                   4,091,154
         Net receivable for forward foreign currency contracts                    136,485
         Receivable for dividends, tax reclaims and interest                      398,907
         Receivable for investments sold                                        2,777,611
         Organization costs, net of amortization (Note 2)                           7,420
                                                                             ------------

                              Total Assets                                    219,098,872
                                                                             ------------

LIABILITIES:
         Payable for investments purchased                                      7,252,086
         Payable to investment adviser (Note 3)                                    75,200
         Payable to administrator (Note 3)                                         12,769
         Payable to subadministrator (Note 3)                                      12,769
         Accrued expenses and other liabilites                                     62,191
                                                                             ------------

                              Total Liabilities                                 7,415,015
                                                                             ------------

                              Net Assets                                     $211,683,857
                                                                             ------------
                                                                             ------------

COMPONENTS OF NET ASSETS:
         Investors' capital                                                  $184,278,074
         Net unrealized appreciation (depreciation) on investments             27,405,783
                                                                             ------------

                              Net Assets                                     $211,683,857
                                                                             ------------
                                                                             ------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                                          For the Year
                                                                                             Ended
                                                                                        October 31, 1997

                                                                                        ----------------
INVESTMENT INCOME:
         Dividend income (net of foreign withholding taxes of $421,654)                   $  2,858,125
         Interest income                                                                       422,524
                                                                                        ----------------
                              Total Investment Income                                        3,280,649
                                                                                        ----------------
EXPENSES:
         Investment advisory (Note 3)                                                          892,167
         Administration (Note 3)                                                               159,379
         Subadministration (Note 3)                                                            138,011
         Transfer agency (Note 3)                                                               12,029
         Custody                                                                               139,728
         Accounting (Note 3)                                                                    72,000
         Legal                                                                                  10,473
         Audit                                                                                  46,189
         Pricing                                                                                24,809
         Trustees                                                                                9,970
         Amortization of organization costs (Note 2)                                             2,473
         Miscellaneous                                                                          27,740
                                                                                        ----------------
                              Total Expenses                                                 1,534,968
         Fees waived (Note 6)                                                                  (47,471)
                                                                                        ----------------
                              Net Expenses                                                   1,487,497
                                                                                        ----------------
NET INVESTMENT INCOME (LOSS)                                                                 1,793,152
                                                                                        ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
         Net realized gain (loss) on investments sold                                       15,496,728
         Net realized gain (loss) on forward foreign currency contracts and foreign
           currency transactions                                                             1,772,188
                                                                                        ----------------
                              Net realized gain (loss) on investments, forward
                                 foreign currency contracts and foreign currency
                                 transactions                                               17,268,916
                                                                                        ----------------
         Net change in unrealized appreciation (depreciation) on investments                (3,724,486)
         Net change in unrealized appreciation (depreciation) on forward foreign
           currency contracts and foreign currency transactions                                140,011
                                                                                        ----------------
                              Net change in unrealized appreciation (depreciation) on
                                 investments, forward foreign currency contracts and
                                 foreign currency transactions                              (3,584,475)
                                                                                        ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS                                               13,684,441
                                                                                        ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           $ 15,477,593
                                                                                        ----------------
                                                                                        ----------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       For the Year Ended October 31,
                                                                                    ------------------------------------
                                                                                           1997               1996
                                                                                    ----------------    ----------------
   NET ASSETS, BEGINNING OF PERIOD                                                  $    202,743,299                   -
                                                                                    ----------------    ----------------
   OPERATIONS:
            Net investment income (loss)                                                   1,793,152           2,401,723
            Net realized gain (loss) on investments sold                                  17,268,916          29,130,258
            Net change in unrealized appreciation (depreciation) on investments           (3,584,475)         30,990,258
                                                                                    ----------------    ----------------
            Net increase (decrease) in net assets resulting from operations               15,477,593          62,522,457
                                                                                    ----------------    ----------------
   TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
            Contributions                                                                 70,336,827         201,091,364
            Withdrawals                                                                  (76,873,862)        (60,870,522)
                                                                                    ----------------    ----------------
            Net increase (decrease) in net assets from transactions in investors'
              beneficial interest                                                         (6,537,035)        140,220,842
                                                                                    ----------------    ----------------
            Net increase (decrease) in net assets                                          8,940,558         202,743,299
                                                                                    ----------------    ----------------
   NET ASSETS, END OF PERIOD                                                        $    211,683,857    $    202,743,299
                                                                                    ----------------    ----------------
                                                                                    ----------------    ----------------


    The accompanying notes are an integral part of the financial statements.

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                                       21

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International Equity Fund

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

     Portfolio performance for the following periods:

                                                                                  For the Year Ended October 31,
                                                                                  ------------------------------
                                                                                          1997         1996
----------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
  Expenses including waiver of fees                                                       0.75%        0.75%
  Expenses excluding waiver of fees                                                       0.77%        0.77%
  Net investment income including waiver of fees                                          0.90%        1.10%
Average Commission Rate Per Share (a)                                                  $ 0.0280      $0.0256
Portfolio Turnover Rate                                                                  36.22%       56.20%

------------------

(a) Amount represents the average commission per share paid to brokers on the purchase and sale of equity securities on which commissions are charged.


    The accompanying notes are an integral part of the financial statements.

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                                       22

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

         Schroder Capital Funds ('Schroder Core') was organized as a Delaware business trust on September 7, 1995. Schroder Core, which is registered as an open-end, management investment company under the Investment Company Act of 1940, currently has six investment portfolios. Included in this report is International Equity Fund (the 'Portfolio'), a diversified portfolio that commenced operations on November 1, 1995. Under the Trust Instrument, Schroder Core is authorized to issue an unlimited number of interests without par value. Interests in the Portfolio are sold in private placement transactions without any sales charges to qualified investors, including open-end, management investment companies.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES


         These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

         The following represent significant accounting policies of the
   Portfolio:

   SECURITY VALUATION

         Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the last sale price on the proceeding trading day or at closing mid-market prices. Securities traded in over-the-counter markets, or listed securities for which no trade is reported on the valuation date, are valued at the most recent reported mid-market price. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by Schroder Core's Board of Trustees. Fair valued securities represented approximately 0.05% of total investments at October 31, 1997.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME

         Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of withholding tax. Interest income, including amortization of discount or premium, is recorded as earned. Identified cost of investments sold is used to determine realized gain and loss for both financial statement and federal income tax purposes. Foreign dividend and interest income amounts and realized capital gain and loss are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

         Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

         The Portfolio may enter into forward contracts to purchase or sell foreign currencies to protect against the effect on the U.S. dollar value of the underlying portfolio of possible adverse movements in foreign exchange rates. Risks associated with such contracts include the movement in value of the foreign currency relative to the

--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such contracts are recorded daily as unrealized gain or loss; realized gain or loss include net gain or loss on contracts that have terminated by settlement or by the Portfolio entering into offsetting commitments.

   REPURCHASE AGREEMENTS

         The Portfolio may invest in repurchase agreements. The Portfolio, through its custodian, receives delivery of the underlying collateral, whose market value must always equal or exceed the repurchase price. The investment adviser is responsible for determining the value of the underlying collateral at all times. In the event of default, the Portfolio may have difficulties with the disposition of any securities held as collateral.

   EXPENSE ALLOCATION

         Schroder Core accounts separately for the assets and liabilities and operation of each Portfolio. Expenses that are directly attributable to more than one Portfolio are allocated among the respective Portfolios.

   ORGANIZATIONAL COSTS

         Costs incurred by the Portfolio in connection with this organization and initial registration are being amortized on a straight line basis over a five-year period.

NOTE 3. INVESTMENT ADVISORY AND OTHER SERVICES

   INVESTMENT ADVISER

         Schroder Capital Management International Inc. ('SCMI') is the investment adviser to the Portfolio. Pursuant to an Investment Advisory Agreement, SCMI is entitled to receive an annual fee, payable monthly, of 0.45% of the average daily net assets of the Portfolio.

   ADMINISTRATOR AND SUBADMINISTRATOR

         Effective November 26, 1996 and February 1, 1997, Schroder Core, on behalf of the Portfolio, entered into Administration and Subadministration

   Agreements with Schroder Fund Advisors Inc. ('Schroder Advisors') and Forum Administrative Services, LLC ('Forum'). From November 26, 1996 through January 31, 1997, the Portfolio has a Subadministration Agreement with Forum Financial Services, Inc.(Registered) ('FFSI') that was identical in all material terms to the February 1, 1997 Agreement with Forum. For its services, Schroder Advisors is entitled to receive compensation at an annual rate, payable monthly, of 0.075% of average daily net assets of the Portfolio. For its services, Forum is entitled to receive compensation at an annual rate, payable monthly, of 0.075% of average daily net assets of the Portfolio. Prior to November 26, 1996, Schroder Advisors was entitled to compensation at an annual rate of 0.15% and was obligated to pay a fee to FFSI.

   TRANSFER AGENT

         Forum Financial Corp.(Registered) ('FFC') serves as the Portfolio's transfer agent and is entitled to compensation for those services from Schroder Core with respect to the Portfolio in the amount of $12,000 per year plus certain other fees and expenses.

--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

   OTHER SERVICE PROVIDERS

         FFC also performs portfolio accounting for the Portfolio and is entitled to receive compensation for those services in the amount of $60,000 per year, plus certain amounts based upon the number and types of portfolio transactions.

NOTE 4. PURCHASES AND SALES OF SECURITIES

         The cost of securities purchased and the proceeds from sales of securities (excluding short-term securities) for the year ended October 31, 1997 aggregated $65,465,859 and $96,564,229, respectively.

         For federal income tax purposes, the tax basis of investment securities owned as of October 31, 1997 was $184,561,193 and the net unrealized appreciation of investment securities was $27,126,302. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $43,321,244, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $16,194,942.

NOTE 5. FEDERAL TAXES


         The Portfolio is not required to pay federal income taxes on its net investment income and net capital gain as it is treated as a partnership for federal income tax purposes. All interest, dividends, gain and loss of the Portfolio are deemed to have been 'passed through' to the partners in proportion to their holdings of the Portfolio regardless of whether such interest, dividends or gain have been distributed by the Portfolio.

NOTE 6. WAIVER OF FEES

         SCMI voluntarily has waived a portion of its advisory fees so that the Portfolio's total expenses would not exceed 0.75% of the Portfolio's average daily net assets. Schroder Advisors, Forum and FFC may waive voluntarily all or a portion of their fees from time to time. For the years ended October 31, 1997 and 1996, SCMI waived fees of $47,471 and $51,971, respectively.

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Schroder Capital Funds and Investors of International Equity
Fund:

     We have audited the accompanying statement of assets and liabilities of the International Equity Fund (a separate portfolio of Schroder Capital Funds), including the schedule of investments, as of October 31, 1997, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Equity Fund as of October 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                         Coopers & Lybrand L.L.P.

Boston, Massachusetts
December 19, 1997

--------------------------------------------------------------------------------
                                       26

TRUSTEES

Hermann C. Schwab
Peter E. Guernsey
John I. Howell
Clarence F. Michalis
Mark J. Smith

OFFICERS

Hermann C. Schwab
  Chairman of the Board
Mark J. Smith
  President
Mark Astley
  Vice President
Robert G. Davy
  Vice President
Margaret H. Douglas-Hamilton
  Vice President
Richard Foulkes
  Vice President
John Y. Keffer
  Vice President
Jane Lucas
  Vice President
Catherine A. Mazza
  Vice President
Michael Perelstein
  Vice President
Fariba Talebi
  Vice President
John A. Troiano
  Vice President
Ira L. Unschuld
  Vice President
Alexandra Poe
  Vice President
  Secretary
Thomas G. Sheehan

  Assistant Treasurer
  Assistant Secretary
Catherine S. Wooledge
  Assistant Treasurer
  Assistant Secretary
Barbara Gottlieb
  Assistant Secretary
Mary Kunkemueller
  Assistant Secretary
Gerardo Machado
  Assistant Secretary

INVESTMENT ADVISER

Schroder Capital Management International Inc.
787 Seventh Avenue, 34th Floor
New York, New York 10019

ADMINISTRATOR & DISTRIBUTOR

Schroder Fund Advisors Inc.
787 Seventh Avenue, 34th Floor
New York, New York 10019

CUSTODIAN

The Chase Manhattan Bank
Global Custody Division
125 London Wall
London EC2Y 5AJ, United Kingdom

TRANSFER AND DIVIDEND
DISBURSING AGENT

Forum Financial Corp.
Two Portland Square
Portland, Maine 04101

COUNSEL

Ropes & Gray
One International Place
Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

This report is for the information of the shareholders of the Schroder International Fund. Its use in connection with any offering of the Fund's shares is authorized only in case of a concurrent or prior delivery of the Fund's current prospectus.

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       Schroder
       International
       Fund


       ANNUAL REPORT



       October 31, 1997


       Schroder Capital Funds (Delaware)